Property, Machinery and Equipment, Net and Assets For The Right-Of-Use, Net - Consolidated Property, Machinery and Equipment, Net (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Detailed Information About In Property Plant Equipment Right Of Use Assets [Abstract]
Property, machinery and equipment, net	$ 10,565	$ 11,232	$ 11,588	$ 11,030
Assets for the right-of-use, net	1,285	1,222
Property Plant Equipment And Right Of Use Asset	$ 11,850	$ 12,454